Prospectus June 1, 2020, as amended June 18, 2020

U.S. Equity Funds

Fund	Class R6
Wells Fargo Fundamental Small Cap Growth Fund	EGWRX
Wells Fargo Intrinsic Small Cap Value Fund	WFSJX

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a crime.

Fund shares are NOT deposits or other obligations of, or guaranteed by, Wells Fargo Bank, N.A., its affiliates or any other depository institution. Fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency and may lose value.

Table of Contents

Fund Summaries
Fundamental Small Cap Growth Fund Summary.....................................................................................	2
Intrinsic Small Cap Value Fund Summary................................................................................................	6
Details About the Funds
Fundamental Small Cap Growth Fund....................................................................................................	10
Intrinsic Small Cap Value Fund...............................................................................................................	12
Description of Principal Investment Risks..............................................................................................	13
Portfolio Holdings Information.............................................................................................................	14
Pricing Fund Shares..............................................................................................................................	14
Management of the Funds
The Manager.......................................................................................................................................	15
The Sub-Adviser and Portfolio Managers...............................................................................................	16
Multi-Manager Arrangement................................................................................................................	16
Account Information
Share Class Eligibility............................................................................................................................	17
Share Class Features............................................................................................................................	17
Compensation to Financial Professionals and Intermediaries...................................................................	17
Buying and Selling Fund Shares.............................................................................................................	18
Exchanging Fund Shares.......................................................................................................................	18
Frequent Purchases and Redemptions of Fund Shares............................................................................	19
Account Policies...................................................................................................................................	20
Distributions........................................................................................................................................	21
Other Information
Taxes..................................................................................................................................................	22
Financial Highlights..............................................................................................................................	23

Fundamental Small Cap Growth Fund Summary

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.23%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.09%
Fee Waivers	(0.28)%
Total Annual Fund Operating Expenses After Fee Waivers[1]	0.81%
1.	The Manager has contractually committed through July 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.80% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that fees and expenses remain the same as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the example assumes that such waiver or reimbursement will only be in place through the date noted above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

After:
1 Year	$83
3 Years	$290
5 Years	$545
10 Years	$1,277

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 155% of the average value of its portfolio.

2	| U.S. Equity Funds

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Fund’s net assets in equity securities of small-capitalization companies; and

■	up to 15% of the Fund’s total assets in equity securities of foreign issuers, including ADRs and similar investments.

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase. The market capitalization range of the Russell 2000® Index was $39.64 million to $10.24 billion, as of July 1, 2019, and is expected to change frequently.

We seek to identify companies that have the prospect for strong sales and earnings growth rates, that enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). Furthermore, we seek to identify companies that embrace innovation and foster disruption using technology to maximize efficiencies, gain pricing advantages, and take market share from competitors. We view innovative companies as those that, among other characteristics, have the ability to advance new products or services through investment in research and development, that operate a business model that is displacing legacy industry incumbents, that are pursuing a large unmet need or total available market, and/or that are benefitting from changes in demographic, lifestyle, or environmental trends. We believe innovation found in companies on the “right side of change” is often mispriced in today’s public equity markets and is a frequent signal or anomaly that we seek to exploit through our investment process. We pay particular attention to how management teams allocate capital in order to drive future cash flow. Price objectives are determined based on industry-specific valuation methodologies, including relative price-to-earnings multiples, price-to-book value, operating profit margin trends, enterprise value to EBITDA (earnings before interest, taxes, depreciation and amortization) and free cash flow yield. In addition to meeting with management, we take a surround the company approach by surveying a company’s vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (i.e., our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times the Fund may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects, reaches our target price, or to take advantage of a better investment opportunity.

Principal Investment Risks

An investment in the Fund may lose money, is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks (in alphabetical order) briefly summarized below.

Growth/Value Investing Risk. Securities that exhibit growth or value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies.

U.S. Equity Funds |	3

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Fund’s average annual total returns are compared to the performance of one or more indices. Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund’s website at wfam.com.

Calendar Year Total Returns for Class R6 as of 12/31 each year[1]
Highest Quarter: 1st Quarter 2019	+22.33%
Lowest Quarter: 3rd Quarter 2011	-24.88%

Average Annual Total Returns for the periods ended 12/31/2019[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class R6	5/29/2020	35.68%	10.49%	12.92%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)		28.48%	9.34%	13.01%
1.	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect Class R6 expenses. If these expenses had been included, returns for Class R6 would be higher. The Institutional Class annual returns are substantially similar to what the Class R6 annual returns would be because the Institutional Class and Class R6 shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses.

4	| U.S. Equity Funds

Fund Management

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Michael T. Smith, CFA, Portfolio Manager / 2018 Christopher J. Warner, CFA, Portfolio Manager / 2018

Purchase and Sale of Fund Shares

Class R6 shares generally are available only to certain retirement plans, including: 401(k) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans, target benefit plans, and non-qualified deferred compensation plans. Class R6 shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R6 shares also are available to funds of funds managed by Funds Management. Class R6 shares generally are not available to retail accounts but may be offered through intermediaries for the accounts of their customers to certain institutional and fee-based investors, and in each case, only if a dealer agreement is in place with Wells Fargo Funds Distributor, LLC to offer Class R6 shares.

Institutions Purchasing Fund Shares

Minimum Initial Investment
Class R6: Eligible investors are not subject to a minimum initial investment (intermediaries may require different minimum investment amounts)

Minimum Additional Investment
Class R6: None (intermediaries may require different minimum additional investment amounts)

Tax Information

By investing in a Fund through a tax-deferred retirement account, you will not be subject to tax on dividends and capital gains distributions from the Fund or the sale of Fund shares if those amounts remain in the tax-deferred account.

Distributions taken from retirement plan accounts generally are taxable as ordinary income. For special rules concerning tax-deferred retirement accounts, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you and to obtain further information, consult your tax adviser.

U.S. Equity Funds |	5

Intrinsic Small Cap Value Fund Summary

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	1.11%
Fee Waivers	(0.21)%
Total Annual Fund Operating Expenses After Fee Waivers[1]	0.90%
1.	The Manager has contractually committed through July 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.90% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that fees and expenses remain the same as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the example assumes that such waiver or reimbursement will only be in place through the date noted above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

After:
1 Year	$92
3 Years	$310
5 Years	$570
10 Years	$1,313

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

6	| U.S. Equity Funds

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes, if any) in equity securities of small-capitalization companies.

We invest principally in equity securities of small-capitalization companies, which we define as companies within the range of the Russell 2500TM Index at the time of purchase. The market capitalization range of the Russell 2500TM Index was $39.64 million to $14.97 billion as of July 1, 2019, and is expected to change frequently.

We invest in companies that we believe are underpriced yet have attractive growth prospects. Our analysis is based on the determination of a company’s “private market valuation,” which is the price an investor would be willing to pay for the entire company. We determine a company’s private market valuation based upon several different types of analysis. We carry out a fundamental analysis of a company’s cash flows, asset valuations, competitive factors, and other industry specific factors. We also gauge the company’s management strength, financial health, and growth potential in determining a company’s private market valuation. We place an emphasis on company management, even meeting with management in certain situations. Finally, we focus on the long-term strategic direction of the company. We then compare the private market valuation, as determined by these factors to the company’s public market valuation, and invest in the securities of those companies where we believe there is a significant gap between the two. We may sell an investment when its price no longer compares favorably with the company’s private market valuation. In addition, we may choose to sell an investment where the fundamentals deteriorate or the strategy of the management or the management itself changes.

Principal Investment Risks

An investment in the Fund may lose money, is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks (in alphabetical order) briefly summarized below.

Growth/Value Investing Risk. Securities that exhibit growth or value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies.

U.S. Equity Funds |	7

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Fund’s average annual total returns are compared to the performance of one or more indices. Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund’s website at wfam.com.

Calendar Year Total Returns for Class R6 as of 12/31 each year[1]
Highest Quarter: 4th Quarter 2010	+17.93%
Lowest Quarter: 3rd Quarter 2011	-25.89%

Average Annual Total Returns for the periods ended 12/31/2019[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class R6	5/29/2020	28.20%	6.84%	10.65%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)		22.39%	6.99%	10.56%
1.	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect Class R6 expenses. If these expenses had been included, returns for Class R6 would be higher. The Institutional Class annual returns are substantially similar to what the Class R6 annual returns would be because the Institutional Class and Class R6 shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses.

8	| U.S. Equity Funds

Fund Management

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Christopher G. Miller, CFA, Portfolio Manager / 2017 Theran Motl, CFA, Portfolio Manager / 2020

Purchase and Sale of Fund Shares

Class R6 shares generally are available only to certain retirement plans, including: 401(k) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans, target benefit plans, and non-qualified deferred compensation plans. Class R6 shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R6 shares also are available to funds of funds managed by Funds Management. Class R6 shares generally are not available to retail accounts but may be offered through intermediaries for the accounts of their customers to certain institutional and fee-based investors, and in each case, only if a dealer agreement is in place with Wells Fargo Funds Distributor, LLC to offer Class R6 shares.

Institutions Purchasing Fund Shares

Minimum Initial Investment
Class R6: Eligible investors are not subject to a minimum initial investment (intermediaries may require different minimum investment amounts)

Minimum Additional Investment
Class R6: None (intermediaries may require different minimum additional investment amounts)

Tax Information

By investing in a Fund through a tax-deferred retirement account, you will not be subject to tax on dividends and capital gains distributions from the Fund or the sale of Fund shares if those amounts remain in the tax-deferred account.

Distributions taken from retirement plan accounts generally are taxable as ordinary income. For special rules concerning tax-deferred retirement accounts, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you and to obtain further information, consult your tax adviser.

U.S. Equity Funds |	9

Details About the Funds

Fundamental Small Cap Growth Fund

Investment Objective

The Fund seeks long-term capital appreciation.

The Fund’s Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Fund’s net assets in equity securities of small-capitalization companies; and

■	up to 15% of the Fund’s total assets in equity securities of foreign issuers, including ADRs and similar investments.

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase. The market capitalization range of the Russell 2000® Index was $39.64 million to $10.24 billion, as of July 1, 2019, and is expected to change frequently.

We seek to identify companies that have the prospect for strong sales and earnings growth rates, that enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). Furthermore, we seek to identify companies that embrace innovation and foster disruption using technology to maximize efficiencies, gain pricing advantages, and take market share from competitors. We view innovative companies as those that, among other characteristics, have the ability to advance new products or services through investment in research and development, that operate a business model that is displacing legacy industry incumbents, that are pursuing a large unmet need or total available market, and/or that are benefitting from changes in demographic, lifestyle, or environmental trends. We believe innovation found in companies on the “right side of change” is often mispriced in today’s public equity markets and is a frequent signal or anomaly that we seek to exploit through our investment process. We pay particular attention to how management teams allocate capital in order to drive future cash flow. Price objectives are determined based on industry-specific valuation methodologies, including relative price-to-earnings multiples, price-to-book value, operating profit margin trends, enterprise value to EBITDA (earnings before interest, taxes, depreciation and amortization) and free cash flow yield. In addition to meeting with management, we take a surround the company approach by surveying a company’s vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (i.e., our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times the Fund may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects, reaches our target price, or to take advantage of a better investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During such periods, the Fund may not achieve its objective.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

10	| U.S. Equity Funds

Principal Investment Risks

The Fund is primarily subject to the risks mentioned below (in alphabetical order).

■ Growth/Value Investing Risk ■ Management Risk	■ Market Risk ■ Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund’s net asset value and total return. These risks are described in the “Description of Principal Investment Risks” section.

U.S. Equity Funds |	11

Intrinsic Small Cap Value Fund

Investment Objective

The Fund seeks long-term capital appreciation.

The Fund’s Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes, if any) in equity securities of small-capitalization companies.

We invest principally in equity securities of small-capitalization companies, which we define as companies within the range of the Russell 2500TM Index at the time of purchase. The market capitalization range of the Russell 2500TM Index was $39.64 million to $14.97 billion as of July 1, 2019, and is expected to change frequently.

We invest in companies that we believe are underpriced yet have attractive growth prospects. Our analysis is based on the determination of a company’s “private market valuation,” which is the price an investor would be willing to pay for the entire company. We determine a company’s private market valuation based upon several different types of analysis. We carry out a fundamental analysis of a company’s cash flows, asset valuations, competitive factors, and other industry specific factors. We also gauge the company’s management strength, financial health, and growth potential in determining a company’s private market valuation. We place an emphasis on company management, even meeting with management in certain situations. Finally, we focus on the long-term strategic direction of the company. We then compare the private market valuation, as determined by these factors to the company’s public market valuation, and invest in the securities of those companies where we believe there is a significant gap between the two. We may sell an investment when its price no longer compares favorably with the company’s private market valuation. In addition, we may choose to sell an investment where the fundamentals deteriorate or the strategy of the management or the management itself changes.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During such periods, the Fund may not achieve its objective.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

Principal Investment Risks

The Fund is primarily subject to the risks mentioned below (in alphabetical order).

■ Growth/Value Investing Risk ■ Management Risk	■ Market Risk ■ Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund’s net asset value and total return. These risks are described in the “Description of Principal Investment Risks” section.

12	| U.S. Equity Funds

Description of Principal Investment Risks

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The risks that are most likely to have a material effect on a particular Fund as a whole are called “principal risks.” The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

Growth/Value Investing Risk. Securities that exhibit certain characteristics, such as growth characteristics or value characteristics, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or in securities that exhibit different characteristics.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies. Smaller companies may have no or relatively short operating histories, limited financial resources or may have recently become public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

U.S. Equity Funds |	13

Portfolio Holdings Information

A description of the Wells Fargo Funds’ policies and procedures with respect to disclosure of the Wells Fargo Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information.

Pricing Fund Shares

A Fund’s NAV is the value of a single share. The NAV is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day that the NYSE is open, although a Fund may deviate from this calculation time under unusual or unexpected circumstances. The NAV is calculated separately for each class of shares of a multiple-class Fund. The most recent NAV for each class of a Fund is available at wfam.com. To calculate the NAV of a Fund’s shares, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption request is processed is based on the next NAV calculated after the request is received in good order. Generally, NAV is not calculated, and purchase and redemption requests are not processed, on days that the NYSE is closed for trading; however, under unusual or unexpected circumstances, a Fund may elect to remain open even on days that the NYSE is closed or closes early. To the extent that a Fund’s assets are traded in various markets on days when the Fund is closed, the value of the Fund’s assets may be affected on days when you are unable to buy or sell Fund shares. Conversely, trading in some of a Fund’s assets may not occur on days when the Fund is open.

With respect to any portion of a Fund’s assets that may be invested in other mutual funds, the value of the Fund’s shares is based on the NAV of the shares of the other mutual funds in which the Fund invests. The valuation methods used by mutual funds in pricing their shares, including the circumstances under which they will use fair value pricing and the effects of using fair value pricing, are included in the prospectuses of such funds. To the extent a Fund invests a portion of its assets in non-registered investment vehicles, the Fund’s interests in the non-registered vehicles are fair valued at NAV.

With respect to a Fund’s assets invested directly in securities, the Fund’s investments are generally valued at current market prices. Equity securities, options and futures are generally valued at the official closing price or, if none, the last reported sales price on the primary exchange or market on which they are listed (closing price). Equity securities that are not traded primarily on an exchange are generally valued at the quoted bid price obtained from a broker-dealer.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the quoted bid price of a security, including a security that trades primarily on a foreign exchange, does not accurately reflect its current market value as of the time a Fund calculates its NAV. The closing price or the quoted bid price of a security may not reflect its current market value if, among other things, a significant event occurs after the closing price or quoted bid price are made available, but before the time as of which a Fund calculates its NAV, that materially affects the value of the security. We use various criteria, including a systemic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations or evaluated prices from a pricing service or broker-dealer are not readily available.

The fair value of a Fund’s securities and other assets is determined in good faith pursuant to policies and procedures adopted by the Fund’s Board of Trustees. In light of the judgment involved in making fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security at the time as of which fair value pricing is determined. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or quoted bid price. See the Statement of Additional Information for additional details regarding the determination of NAVs.

14	| U.S. Equity Funds

Management of the Funds

The Manager

Wells Fargo Funds Management, LLC (“Funds Management”), headquartered at 525 Market Street, San Francisco, CA 94105, provides advisory and Fund-Level administrative services to the Funds pursuant to an investment management agreement (the “Management Agreement”). Funds Management is a wholly owned subsidiary of Wells Fargo & Company, a publicly traded diversified financial services company that provides banking, insurance, investment, mortgage and consumer financial services. Funds Management is a registered investment adviser that provides advisory services for registered mutual funds, closed-end funds and other funds and accounts. Funds Management is a part of Wells Fargo Asset Management, the trade name used by the asset management businesses of Wells Fargo & Company.

Funds Management is responsible for implementing the investment objectives and strategies of the Funds. Funds Management’s investment professionals review and analyze the Funds’ performance, including relative to peer funds, and monitor the Funds’ compliance with their investment objectives and strategies. Funds Management is responsible for reporting to the Board on investment performance and other matters affecting the Funds. When appropriate, Funds Management recommends to the Board enhancements to Fund features, including changes to Fund investment objectives, strategies and policies. Funds Management also communicates with shareholders and intermediaries about Fund performance and features.

Funds Management is also responsible for providing Fund-level administrative services to the Funds, which include, among others, providing such services in connection with the Funds’ operations; developing and implementing procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and providing any other Fund-level administrative services reasonably necessary for the operation of the Funds, other than those services that are provided by the Funds’ transfer and dividend disbursing agent, custodian and fund accountant.

To assist Funds Management in implementing the investment objectives and strategies of the Funds, Funds Management may contract with one or more sub-advisers to provide day-to-day portfolio management services to the Funds. Funds Management employs a team of investment professionals who identify and recommend the initial hiring of any sub-adviser and oversee and monitor the activities of any sub-adviser on an ongoing basis. Funds Management retains overall responsibility for the investment activities of the Funds.

A discussion regarding the basis for the Board’s approval of the Management Agreement and any applicable sub-advisory agreements for each Fund is available in the Fund’s semi-annual report for the period ended September 30th.

For each Fund’s most recent fiscal year end, the management fee paid to Funds Management pursuant to the Management Agreement, net of any applicable waivers and reimbursements, was as follows:

Management Fees Paid
As a % of average daily net assets
Fundamental Small Cap Growth Fund	0.57%
Intrinsic Small Cap Value Fund	0.66%

U.S. Equity Funds |	15

The Sub-Advisers and Portfolio Managers

The following sub-adviser and portfolio managers provide day-to-day portfolio management services to the Funds. These services include making purchases and sales of securities and other investment assets for the Funds, selecting broker-dealers, negotiating brokerage commission rates and maintaining portfolio transaction records. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as investment manager to the Funds. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Wells Capital Management Incorporated (“Wells Capital Management”) is a registered investment adviser located at 525 Market Street, San Francisco, CA 94105. Wells Capital Management, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, is a multi-boutique asset management firm committed to delivering superior investment services to institutional clients, including mutual funds. Wells Capital Management is a part of Wells Fargo Asset Management, the trade name used by the asset management businesses of Wells Fargo & Company.

Christopher G. Miller, CFA Intrinsic Small Cap Value Fund	Mr. Miller joined Wells Capital Management or one of its predecessor firms in 2002, where he currently serves as a Senior Portfolio Manager and Team Lead for the PMV Equity team.
Theran Motl, CFA Intrinsic Small Cap Value Fund	Mr. Motl joined Wells Capital Management or one of its predecessor firms in 2002, where he currently serves as Co-Portfolio Manager of the PMV Small Cap strategy.
Michael T. Smith, CFA Fundamental Small Cap Growth Fund	Mr. Smith joined Wells Capital Management or one of its predecessor firms in 2000, where he currently serves as a Managing Director and Lead Portfolio Manager of the Fundamental Growth Equity team.
Christopher J. Warner, CFA Fundamental Small Cap Growth Fund	Mr. Warner joined Wells Capital Management in 2007, where he currently serves as a Portfolio Manager for the Fundamental Growth Equity team.

Multi-Manager Arrangement

The Funds and Funds Management have obtained an exemptive order from the SEC that permits Funds Management, subject to Board approval, to select certain sub-advisers and enter into or amend sub-advisory agreements with them, without obtaining shareholder approval. The SEC order extends to sub-advisers that are not otherwise affiliated with Funds Management or the Funds, as well as sub-advisers that are wholly-owned subsidiaries of Funds Management or of a company that wholly owns Funds Management. In addition, the SEC staff, pursuant to no-action relief, has extended multi-manager relief to any affiliated sub-adviser, such as affiliated sub-advisers that are not wholly-owned subsidiaries of Funds Management or of a company that wholly owns Funds Management, provided certain conditions are satisfied (all such sub-advisers covered by the order or relief, “Multi-Manager Sub-Advisers”).

As such, Funds Management, with Board approval, may hire or replace Multi-Manager Sub-Advisers for each Fund that is eligible to rely on the order or relief. Funds Management, subject to Board oversight, has the responsibility to oversee Multi-Manager Sub-Advisers and to recommend their hiring, termination and replacement. If a new sub-adviser is hired for a Fund pursuant to the order or relief, the Fund is required to notify shareholders within 90 days. The Funds are not required to disclose the individual fees that Funds Management pays to a Multi-Manager Sub-Adviser.

16	| U.S. Equity Funds

Account Information

Share Class Eligibility

Class R6 shares are generally available for employer sponsored retirement and benefit plans and through intermediaries for the accounts of their customers to certain institutional and fee-based investors, and in each case, only if a dealer agreement is in place with Wells Fargo Funds Distributor, LLC to offer Class R6 shares. The following investors may purchase Class R6 shares:

■	Employer sponsored retirement plans held in plan level or omnibus accounts, including but not limited to: 401(k) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans, target benefit plans and non-qualified deferred compensation plans;

■	Employee benefit plan programs;

■	Broker-dealer managed account or wrap programs that charge an asset-based fee where omnibus accounts are held on the books of the Fund;

■	Registered investment adviser mutual fund wrap programs or other accounts that charge a fee for advisory, investment, consulting or similar services where omnibus accounts are held on the books of the Fund;

■	Private bank and trust company managed accounts or wrap programs that charge an asset-based fee;

■	Funds of funds, including those advised by Funds Management;

■	Institutional investors purchasing shares through an intermediary where omnibus accounts are held on the books of the Fund including trust departments, insurance companies, foundations, local, city, and state governmental institutions, private banks, endowments, non-profits, and charitable organizations;

■	Investors purchasing shares through an intermediary, acting solely as a broker on behalf of its customers, that holds such shares in an omnibus account and charges investors a transaction based commission outside of the Fund. In order to offer Fund shares, an intermediary must have an agreement with the Fund’s distributor authorizing the use of the share class within this type of platform.

The information in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to any law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

Share Class Features

The table below summarizes the key features of the share class offered through this Prospectus. Please note that if you purchase shares through an intermediary that acts as a broker on your behalf, you may be required to pay a commission to your intermediary in an amount determined and separately disclosed to you by the intermediary. Consult your financial professional for further details.

Class R6
Initial Sales Charge	None
Contingent Deferred Sales Charge (CDSC)	None
Ongoing Distribution (12b-1) Fees	None

Compensation to Financial Professionals and Intermediaries

No compensation is paid to intermediaries from Fund assets on sales of Class R6 shares or for related services. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to intermediaries to assist in, or in connection with, the sale of Fund shares. Neither the manager, the distributor nor their affiliates make any type of administrative or service payments to intermediaries in connection with investments in Class R6 shares.

U.S. Equity Funds |	17

Buying and Selling Fund Shares

Eligible retirement plans may make Class R6 shares available to plan participants by contacting certain intermediaries that have dealer agreements with the distributor. These entities may impose transaction charges. Plan participants may purchase shares through their retirement plan’s administrator or record-keeper by following the process outlined in the terms of their plan.

Redemption requests received by a retirement plan’s administrator or record-keeper from the plan’s participants will be processed according to the terms of the plan’s account with its intermediary. Plan participants should follow the process for selling fund shares outlined in the terms of their plan.

Requests in “Good Order”. All purchase and redemption requests must be received in “good order.” This means that a request generally must include:

■	The Fund name(s), share class(es) and account number(s);

■	The amount (in dollars or shares) and type (purchase or redemption) of the request;

■	For purchase requests, payment of the full amount of the purchase request; and

■	Any supporting legal documentation that may be required.

Purchase and redemption requests in good order will be processed at the next NAV calculated after the Fund’s transfer agent or an authorized intermediary1 receives your request. If your request is not received in good order, additional documentation may be required to process your transaction. We reserve the right to waive any of the above requirements.

1.	The Fund’s shares may be purchased through an intermediary that has entered into a dealer agreement with the Fund’s distributor. The Fund has approved the acceptance of a purchase or redemption request effective as of the time of its receipt by such an authorized intermediary or its designee, as long as the request is received by one of those entities prior to the Fund’s closing time. These intermediaries may charge transaction fees. We reserve the right to adjust the closing time in certain circumstances.

Timing of Redemption Proceeds. We normally will send out redemption proceeds within one business day after we accept your request to redeem. We reserve the right to delay payment for up to seven days. Payment of redemption proceeds may be delayed for longer than seven days under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

Exchanging Fund Shares

Exchanges between two funds involve two transactions: (1) the redemption of shares of one fund; and (2) the purchase of shares of another. In general, the same rules and procedures described under “Buying and Selling Fund Shares” apply to exchanges. There are, however, additional policies and considerations you should keep in mind while making or considering an exchange:

■	In general, exchanges may be made between like share classes of any fund in the Wells Fargo Funds complex offered to the general public for investment (i.e., a fund not closed to new accounts), with the following exceptions: (1) Class A shares of non-money market funds may also be exchanged for Service Class shares of any retail or government money market fund; (2) Service Class shares may be exchanged for Class A shares of any non-money market fund; and (3) no exchanges are allowed into institutional money market funds.

■	If you make an exchange between Class A shares of a money market fund or Class A2 or Class A shares of a non-money market fund, you will buy the shares at the public offering price of the new fund, unless you are otherwise eligible to buy shares at NAV.

■	Same-fund exchanges between share classes are permitted subject to the following conditions: (1) the shareholder must meet the eligibility guidelines of the class being purchased in the exchange; (2) exchanges out of Class A and Class C shares would not be allowed if shares are subject to a CDSC; and (3) for non-money market funds, in order to exchange into Class A shares, the shareholder must be able to qualify to purchase Class A shares at NAV based on current Prospectus guidelines.

■	An exchange request will be processed on the same business day, provided that both funds are open at the time the request is received. If one or both funds are closed, the exchange will be processed on the following business day.

■	You should carefully read the Prospectus for the Fund into which you wish to exchange.

■	Every exchange involves redeeming fund shares, which may produce a capital gain or loss for tax purposes.

■	If you are making an initial investment into a fund through an exchange, you must exchange at least the mini

18	| U.S. Equity Funds

mum initial investment amount for the new fund, unless your balance has fallen below that amount due to investment performance.

■	If you are making an additional investment into a fund that you already own through an exchange, you must exchange at least the minimum subsequent investment amount for the fund you are exchanging into.

■	Class C share exchanges will not trigger a CDSC. The new shares received in the exchange will continue to age according to the original shares’ CDSC schedule and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in the above exchange policies.

Frequent Purchases and Redemptions of Fund Shares

Wells Fargo Funds reserves the right to reject any purchase or exchange order for any reason. If a shareholder redeems $20,000 or more (including redemptions that are part of an exchange transaction) from a Covered Fund, that shareholder is “blocked” from purchasing shares of that Covered Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

Wells Fargo Funds, other than the Adjustable Rate Government Fund, Conservative Income Fund, Ultra Short-Term Income Fund and Ultra Short-Term Municipal Income Fund (“Ultra-Short Funds”) and the money market funds, (the “Covered Funds”). The Covered Funds are not designed to serve as vehicles for frequent trading. The Covered Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Covered Fund shareholders. The Board has approved the Covered Funds’ policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Covered Fund by increasing expenses or lowering returns. In this regard, the Covered Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Covered Fund shareholders. Funds Management monitors available shareholder trading information across all Covered Funds on a daily basis. If a shareholder redeems $20,000 or more (including redemptions that are part of an exchange transaction) from a Covered Fund, that shareholder is “blocked” from purchasing shares of that Covered Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to:

■	Money market funds;

■	Ultra-Short Funds;

■	Dividend reinvestments;

■	Systematic investments or exchanges where the financial intermediary maintaining the shareholder account identifies the transaction as a systematic redemption or purchase at the time of the transaction;

■	Rebalancing transactions within certain asset allocation or “wrap” programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

■	Transactions initiated by a “fund of funds” or Section 529 Plan into an underlying fund investment;

■	Permitted exchanges between share classes of the same Fund;

■	Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares acquired or sold by a participant in connection with plan loans; and

■	Purchases below $20,000 (including purchases that are part of an exchange transaction).

U.S. Equity Funds |	19

The money market funds and the Ultra-Short Funds. Because the money market funds and Ultra-Short Funds are often used for short-term investments, they are designed to accommodate more frequent purchases and redemptions than the Covered Funds. As a result, the money market funds and Ultra-Short Funds do not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the money market funds or Ultra-Short Funds or their shareholders. Although the money market funds and Ultra-Short Funds do not prohibit frequent trading, Funds Management will seek to prevent an investor from utilizing the money market funds and Ultra-Short Funds to facilitate frequent purchases and redemptions of shares in the Covered Funds in contravention of the policies and procedures adopted by the Covered Funds.

All Wells Fargo Funds. In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

In the event that an asset allocation or “wrap” program is unable to implement the policy outlined above, Funds Management may grant a program-level exception to this policy. A financial intermediary relying on the exception is required to provide Funds Management with specific information regarding its program and ongoing information about its program upon request.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading rather than the policies set forth above in instances where Funds Management reasonably believes that the intermediary’s policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Account Policies

Advance Notice of Large Transactions. We strongly urge you to make all purchases and redemptions of Fund shares as early in the day as possible and to notify us or your intermediary at least one day in advance of transactions in Fund shares in excess of $1 million. This will help us to manage the Funds most effectively. When you give this advance notice, please provide your name and account number.

Householding. To help keep Fund expenses low, a single copy of a Prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a Prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your intermediary.

Transaction Authorizations. We may accept telephone, electronic, and clearing agency transaction instructions from anyone who represents that he or she is a shareholder and provides reasonable confirmation of his or her identity. Neither we nor Wells Fargo Funds will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our website, we may assign personal identification numbers (PINs) and you will need to create a login ID and password for account access. To safeguard your account, please keep these credentials confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your online access credentials.

Identity Verification. We are required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, we will not be able to open your account. In the rare event that we are unable to verify your identity as required by law, we reserve the right to redeem your account at the current NAV of the Fund’s shares. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

Right to Freeze Accounts, Suspend Account Services or Reject or Terminate an Investment. We reserve the right, to the extent permitted by law and/or regulations, to freeze any account or suspend account services when we have received reasonable notice (written or otherwise) of a dispute between registered or beneficial account

20	| U.S. Equity Funds

owners or when we believe a fraudulent transaction may occur or has occurred. Additionally, we reserve the right to reject any purchase or exchange request and to terminate a shareholder’s investment, including closing the shareholder’s account.

Distributions

The Funds generally make distributions of any net investment income and any realized net capital gains at least annually. Please contact your institution for distribution options. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

U.S. Equity Funds |	21

Other Information

Taxes

By investing in the Fund through a tax-deferred retirement account, you will not be subject to tax on dividends and capital gains distributions from the Fund or the sale of Fund shares if those amounts remain in the tax-deferred account. Distributions taken from retirement plan accounts generally are taxable as ordinary income. For special rules concerning tax-deferred retirement accounts, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you and to obtain further information, consult your tax advisor. Please see the Statement of Additional Information for additional federal income tax information.

22	| U.S. Equity Funds

Financial Highlights

Financial highlights are not available for the Class R6 shares of the Funds since Class R6 shares did not exist prior to the Funds’ current fiscal year end. The financial highlights shown below are for the Funds’ Institutional Class shares and are intended to help you understand the Funds’ financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information in the following tables for the six months ended September 30, 2019 is unaudited and is included in the Fund’s semi-annual report, a copy of which is available upon request. The information in the following tables for the fiscal years ended March 31, 2015 to March 31, 2019 has been derived from the Funds’ annual financial statements, which have been audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose report, along with the Funds’ financial statements, is also included in the Funds’ annual report, a copy of which is available upon request.

Fundamental Small Cap Growth Fund

For a share outstanding throughout each period

	Six months ended September 30, 2019	Year ended March 31
Institutional Class	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$15.94	$17.53	$15.94	$13.54	$19.69	$21.84
Net investment loss	(0.03) [1]	(0.07) [1]	(0.08) [1]	(0.06) [1]	(0.07) [1]	(0.11) [1]
Net realized and unrealized losses on investments	0.25	2.58	2.66	2.84	(2.34)	1.44
Total from investment operations	0.22	2.51	2.58	2.78	(2.41)	1.33
Distributions to shareholders from
Net realized gains	0.00	(4.10)	(0.99)	(0.38)	(3.74)	(3.48)
Net asset value, end of period	$16.16	$15.94	$17.53	$15.94	$13.54	$19.69
Total return[2]	1.38%	17.85%	16.40%	20.62%	(12.58)%	7.16%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.18%	1.19%	1.18%	1.14%	1.04%
Net expenses	0.90%	0.90%	0.98%	0.98%	0.98%	0.98%
Net investment loss	(0.41)%	(0.41)%	(0.44)%	(0.43)%	(0.39)%	(0.52)%
Supplemental data
Portfolio turnover rate	29%	155%	44%	113%	123%	73%
Net assets, end of period (000s omitted)	$9,868	$9,695	$8,878	$8,001	$8,980	$11,812
1.	Calculated based upon average shares outstanding
2.Returns for periods of less than one year are not annualized

U.S. Equity Funds |	23

Intrinsic Small Cap Value Fund

For a share outstanding throughout each period

	Six months ended September 30, 2019	Year ended March 31
Institutional Class	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$31.33	$32.45	$29.73	$24.13	$26.22	$24.19
Net investment income (loss)	0.06 [1]	0.08 [1]	0.03 [1]	(0.07) [1]	0.33	0.14 [1]
Net realized and unrealized gains (losses) on investments	0.43	(1.20)	2.69	5.89	(2.17)	1.99
Total from investment operations	0.49	(1.12)	2.72	5.82	(1.84)	2.13
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.22)	(0.25)	(0.10)
Net asset value, end of period	$31.82	$31.33	$32.45	$29.73	$24.13	$26.22
Total return[2]	1.56%	(3.45)%	9.15%	24.14%	(7.02)%	8.83%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.21%	1.21%	1.15%	1.12%	1.03%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	0.38%	0.24%	0.08%	(0.26)%	1.10%	0.57%
Supplemental data
Portfolio turnover rate	16%	34%	27%	142%	66%	60%
Net assets, end of period (000s omitted)	$19,907	$21,398	$28,032	$59,991	$71,072	$84,563
1.	Calculated based upon average shares outstanding
2.Returns for periods of less than one year are not annualized

24	| U.S. Equity Funds

Notes

U.S. Equity Funds |	25

Notes

26	| U.S. Equity Funds

FOR MORE INFORMATION

More information on a Fund is available free upon request,
including the following documents:

Statement of Additional Information (“SAI”)
Supplements the disclosures made by this Prospectus.
The SAI, which has been filed with the SEC, is
incorporated by reference into this Prospectus and
therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information,
including a discussion of the market conditions
and investment strategies that significantly affected
Fund performance over the reporting period.

To obtain copies of the above documents or for more
information about Wells Fargo Funds, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-800-260-5969

By mail:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967

Online:
wfam.com

From the SEC:
Visit the SEC’s Public Reference Room in Washington,
DC (phone 1-202-551-8090 for operational
information for the SEC’s Public Reference Room) or
the SEC’s website at sec.gov.

To obtain information for a fee, write or email:
SEC’s Public Reference Section
100 “F” Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

The Wells Fargo Funds are distributed by
Wells Fargo Funds Distributor, LLC, a member of FINRA,
and an affiliate of Wells Fargo & Company.

© 2020 Wells Fargo & Company. All rights reserved.	060SC6B/P207R6B ICA Reg. No. 811-09253